SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2006

Liquidity Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.		20036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2006, in connection with the closing of the initial public offering of Liquidity Services, Inc. (the “Company”), the Company filed the Fourth Amended and Restated Certificate of Incorporation (the “Restated Charter”) with the Secretary of State of the State of Delaware.  The Restated Charter amended and restated the Company’s existing certificate of incorporation in its entirety and became effective upon filing.  Upon the effectiveness of the Restated Charter, the Amended and Restated Bylaws of the Company (the “Restated Bylaws”) became effective, which amended and restated the Company’s existing bylaws in their entirety.

A summary of the Restated Charter and the Restated Bylaws is described under the caption “Description of Capital Stock” in the Registration Statement on Form S-1 (File No. 333-129656)  (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.  The descriptions of the Restated Charter and the Restated Bylaws set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of the Restated Charter and the Restated Bylaws filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.  Exhibits 3.1 and 3.2 to the Registration Statement are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed pursuant to Item 5.03:

Exhibit No.	Description

3.1

Fourth Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit
3.1 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (Registration No. 333-129656) filed with the SEC on January 17, 2006).

3.2

Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.2 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (Registration No. 333-129656) filed with the SEC on January 17, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.

Date:	March 3, 2006	By:	/s/ James E. Williams
James E. Williams
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1

Fourth Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (Registration No. 333-129656) filed with the SEC on January 17, 2006).

3.2

Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.2 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (Registration No. 333-129656) filed with the SEC on January 17, 2006).